Filed Pursuant to Rule 497(e).
                                              File Nos. 33-46479 and 811-06602.


Supplement dated January 25, 2006 to the
Prospectus dated November 1, 2005

                            [Logo: Preferred Group]
                       THE PREFERRED GROUP OF MUTUAL FUNDS

                                 1-800-662-4769
                                  P.O. Box 8320
                              Boston, MA 02266-8320
                             www.PreferredGroup.com

On October 12, 2005, Caterpillar Inc. ("Caterpillar"), the parent company of Caterpillar Investment Management Ltd., the investment adviser of The Preferred Group of Mutual Funds (the "Funds"), announced that it had made a strategic business decision to exit the investment management business. Following that date, the Board of Trustees of the Funds has explored various options for the Funds.

A meeting of the Board of Trustees of the Funds is scheduled for February 16, 2006, during which the Trustees will continue to review potential options for each Fund in light of Caterpillar's announcement. The Trustees currently anticipate making a public announcement regarding the status of their review shortly following the meeting.